Amedisys Second Quarter 2018 Earnings Call Supplemental Slides August 1st, 2018 Exhibit 99.2

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. Forward-looking statements

Our Key Areas of Focus Strategic areas of focus for 2018 and beyond Home Health*: Total same store volume +8%. Total same store admission +6% vs. guidance of +5%. Hospice: Continued growth (Admissions +7%, ADC +12%) for 2Q’18 Personal Care: Double digit growth in billable hours / quarter +29% 1 Organic Growth Quality: Amedisys improves STARS scores to 4.41 (Oct’18 preview) with 94% of providers at 4+ STAR rating 73 Amedisys care centers rated at 5-Stars in the Oct’18 Preview Hospice quality – outperforming industry average in all hospice item set categories Continued focus on 30-Day and 60-Day ACH rate reduction 3 Clinical Initiatives Productivity driving continued decrease in CPV (visiting clinician CPV down $0.54 year over year, in spite of annual raises) Director of Operations (DOO) leadership training completed Focusing on optimizing RN / LPN & PT / PTA staffing ratio 4 Impact Capacity and Productivity Preference to acquire assets in Hospice, Personal Care tuck-in’s, and opportunistic regional acquisitions in Home Health Unlevered balance sheet (0.6x) gives us access to capital Pipeline strong but price expectations challenging – will continue to remain disciplined on pricing Borrowing capacity expanded to $550M 5 M&A 2 Recruiting / Retention Fifth straight quarter of increased BD FTE’s ending 2Q’18 with 808 hitting target of 800 by 2Q’18 Targeting industry leading employee retention amongst all employee categories – currently at 18% Focus on reduction of clinical turnover with heavy focus on RN’s *Note: Home Health same store volume is defined as admissions plus recertifications 2019 Proposed Rule released July 2 with language detailing 2020 payment reform: Patient-Driven Groupings Model (PDGM) 2019 industry impact per Proposed Rule: +2.1% (+$400M) Analyzing AMED specific rate impact for 2019 and 2020 Comment period runs through August 31st Final Rule likely to be released early November 6 Regulatory

Highlights and Summary Financial Results (Adjusted): 2Q 2018(1) Home Health total same store volume +8%, total same store admissions up +6%. Hospice same store admissions +7%. Personal Care +29% billable hours Amedisys Consolidated Revenue Growth: +10% EBITDA: $50M (+38%) EBITDA Margin: 12% EPS: $1.00 (+61%) 2Q’18 Net debt: ($102.6M) Net Leverage ratio: 0.6x CFFO: $50.7M Free cash flow (4) : $50.6M DSO: 41.1 (vs. Q1’18 of 41.4) Balance Sheet & Cash Flow 2Q’18 Same Store Volume (2): Total: +8% Episodic (2): +6% Same Store Admissions: Total: +6% Episodic (3): +5% Other Statistics: Revenue per Episode: $2,874 (+$45) Total Cost per Visit: Down 1.4% Medicare Recert Rate: +170 bps Home Health Growth Metrics (5): Billable hours/quarter: +29% Clients served: +53% Closed on East TN acquisition Personal Care Same Store Volume: Admissions: +7% ADC: +12% Other Statistics: Revenue per Day: $147.58 (-0.1%) Cost per day: +1.2% Hospice 2Q’18 2Q’18 2Q’18 Adjusted Financial Results(1) 2Q’18 The financial results for the three-month periods ended June 30, 2017 and June 30, 2018 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Same Store volume – Includes admissions and recertifications. Episodic admissions and volume – Includes Medicare and non-Medicare payors that bill on a 60-day episode of care basis. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. Includes acquisitions.

Our revenue sources: 2Q18 Medicare FFS: Paid episodically over a 60 day episode Private Episodic: MA and Commercial plans who pay us over a 60 day episode. Generally at rates ~90% – 100% of Medicare Per Visit: Managed care, Medicaid and private payors reimbursing us per visit provided Per Day Reimbursement: Routine Care: Patient at home with symptoms controlled – 99% of the Hospice care AMED provides Continuous Care: Patient at home with uncontrolled symptoms Inpatient Care: Patient in facility with uncontrolled symptoms Respite Care: Patient at facility with symptoms controlled

Home Health and Hospice Segment (Adjusted) – 2Q 2018(1) Revenue per Episode up +$45 y/y Recert rate up +170 bps y/y Y/Y CPV decrease of 1.4% in Q2’18 despite planned wage increases EBITDA as a % percentage of revenue: +300bps Home Health Highlights Same store average daily census (ADC) up 12% Net revenue per day down 0.1% y/y Two providers over cap as of Q2’18: ~ $900k liability Hospice Highlights The financial results for the three-month periods ended June 30, 2017 and June 30, 2018 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Segment EBITDA does not include any corporate G&A expenses. Same store admissions and volume exclude 7 closed and consolidated care centers in FL during 2017. Home health growth continues to move in the right direction; Hospice continues with double digit ADC growth

General & Administrative Expenses – Adjusted (1,2) Notes: Year over year total G&A as a percentage of revenue decreased 230 basis points Home Health segment G&A: 220 bps y/y decrease as % of revenue Hospice segment G&A: 80 bps decrease y/y as % of revenue Personal Care segment G&A: 380 bps decrease y/y as % of revenue (Personal Care G&A reflects reclassification of certain support personnel to corporate in 2018) Corporate G&A: 30 bps decrease y/y as % of total revenue Total G&A has increased $2.8M in 2Q18 vs. 2Q17: Mainly driven by planned wage increases The financial results for the three-month periods ended June 30, 2017, September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Adjusted G&A expenses do not include depreciation and amortization. Impact of G&A cost control materializing as operational efficiencies are realized

Star scores continue to trend upwards: Among industry leaders Note: Top Competitor Avg weighted by CCN count and include LHC, Kindred, AFAM, HLS and BKD Metric APR 18 Release Jul 18 PREVIEW OCT 18 PREVIEW Quality of Patient Care 4.30 4.38 4.41 Entities at 4+ Stars 89% 93% 94% Metric OCT 17 Release JAN 18 Release APR 18 Release Patient Satisfaction Star 3.56 3.85 3.94 Performance Over Industry +6% +7% +7% Quality of Patient Care (QPC) Patient Satisfaction (PS) QPC Industry Performance PS Industry Performance *Scoring methodology changed dropped entire industry’s PS STAR scores Amedisys maintains a 4-Star average in the Oct 2018 HHC preview with 94% of our providers at 4+ Stars and 67% at 4.5+ Stars STAR score improvement for the thirteenth consecutive quarter (from initial Jul 15 release to Oct 18 preview) 40 Amedisys providers (representing 73 care centers) rated at 5-Stars in the Oct 2018 preview AMED received ~$250K in bonus payments related to Value Based Purchasing (VBP) during 1Q‘18 & 2Q’18

Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality

Components 2Q’17 1Q’18 2Q’18 YoY Variance Detail Mitigation Plan Salaries $60.34 $60.93 $59.98 ($0.36) YoY decrease driven by increased volumes and productivity Staffing mix optimization, productivity and scheduling improvement initiatives in place helped us overcome planned salary increases Contractors $2.58 $2.93 $3.16 $0.58 YoY increased demand due to increasing volumes Focused efforts on filling positions with full-time clinicians Benefits $10.83 $9.84 $10.45 ($0.38) Sequential increase driven by seasonality of health insurance claims Focus on cost containment and spend optimization with specific focus on high cost claims Transportation & Supplies $6.86 $6.64 $6.48 ($0.38) YoY decrease primarily due to supplies costs More effective medical supply contracting cost initiatives are underway *Visiting Clinician CPV $80.61 $80.34 $80.07 ($0.54) Clinical Managers $8.44 $7.99 $7.76 ($0.68) Fixed cost associated with non-visiting clinicians Unit cost reduced as volume increases Total CPV $89.05 $88.33 $ 87.83 ($1.22) Operational Excellence: Home Health Cost Per Visit (CPV) Total CPV decreased due to improvement in clinician productivity *Note: Direct comparison with industry competitors CPV calculation $80.61 $80.34 $80.07

Driving Top Line Growth All three lines of business continue to grow. Hospice delivers another quarter of double digit ADC growth and Home Health total same store volume continues to improve Home Health Total Same Store Volume* Hospice ADC Personal Care Total Hours / Quarter *Total Home Health Same Store Volumes exclude 7 closed and consolidated care centers in Florida in 2017 Volume *Includes impact of Intercity (10/2) and East Tennessee (5/1) acquisitions

Debt and Liquidity Metrics Our debt levels remain very low at 0.6x net leverage despite buying back 7.1% of our outstanding shares, providing us ample flexibility and available liquidity for strategic initiatives and inorganic growth opportunities Net debt defined as total debt outstanding ($128.5M) less cash balance ($25.9M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($165M). Liquidity defined as the sum of cash balance and available revolving line of credit. Credit facility and cash provide significant capital for accretive acquisitions and/or other capital deployment options

Cash Flow Statement Highlights (1) $50.6M in free cash flow for the quarter, with $183.2M in capital deployed Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.

Income Statement Adjustments (1) Amount of non-GAAP adjustments remains low The financial results for the three-month periods ended June 30, 2017, September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.

2018 Guidance

Amedisys Revised 2018 Guidance Increasing Revenue, Adjusted EBITDA and Adjusted EPS; EPS includes impact of tax reform and share repurchase 2017 Revenue Adjusted EBITDA $142.2M $1.54B $1.52B* Adjusted Earnings per Share $2.21 $158M – $163M $1.60B - $1.64B $2.97 – $3.08 *Adjusted for adoption of new revenue recognition accounting standard 2018 Original Guidance $168M – $172M $1.63B - $1.65B $3.32 – $3.41 2018 Updated Guidance

Amedisys 2018 Guidance Considerations Amedisys Consolidated Tax rate ~25% (includes impact from Tax Cuts and Jobs Act) Cash tax rate ~10% Diluted share count ~33.5 million shares Excludes potential acquisitions and related integration costs Capital Expenditures ~$7-$9 million Benefits increase ~5% - 6% Salary increase ~2% - 3% Overall ~ $9 million investment in business development resources Excludes acquisition activity Home Health Personal Care Hospice Total same store admission growth ~5% Focus on business development staffing strategy ~ $6 million (Y/Y increase) Continue focus on Quality of Care (Stars and Acute Care Hospitalization rates) Continued positive progress on underperforming care centers Total same store admission growth ~10% Continue to leverage industry-leading platform by exploring growth opportunities Large acquisitions Small acquisitions Denovos ~ $1 million Addition of business development resources to maintain organic growth ~ $3 million Total billable hours growth ~ 7% Employer Medical Assistance Contribution (EMAC) ~$1 million Includes impact of Intercity acquisition (closed Q4’17) Project solid revenue and earnings growth while continuing to invest in people and future organic growth Red text denotes updates numbers

Reimbursement Outlook 2018 Reimbursement Impact for Home Health and Hospice Home Health Hospice 2018 Market Basket Update 1.0% Nominal Case Mix Adjustment -0.90 Estimated Industry Impact +0.1% Estimated AMED-Specific Impact -0.7% 2018 Market Basket Update 1.0% Productivity / Other Adjustment __ Estimated Industry Impact +1.0% Estimated AMED-Specific Impact +1.0%

EBITDA Seasonality: As Reported Q1 Q2 Q3 Q4 Drivers of Seasonality Weather disruption Lower RPE (LUPA) Payroll tax reset Short Month (Feb.) Lower Hospice ADC & Higher Salary Cost per Day Highest Completed Episodes Stronger revenue per episode (RPE) Incremental holiday vs. 1H High PTO Lower Volumes Health Insurance Increases Raises Incremental holiday vs. 1H Health Insurance Increases Better Volumes Raises

EBITDA Seasonality: Excluding Health Insurance and Workers Compensation Q1 Q2 Q3 Q4 Drivers of Seasonality Weather disruption Lower RPE (LUPA) Payroll tax reset Short Month (Feb.) Lower Hospice ADC & Higher Salary Cost per Day Highest Completed Episodes Stronger revenue per episode (RPE) Incremental holiday vs. 1H High PTO Lower Volumes Health Insurance Increases Raises Incremental holiday vs. 1H Health Insurance Increases Better Volumes Raises